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                        LOOMIS SAYLES INVESTMENT TRUST
                                 (the "Trust")

Supplement dated November 30, 2001 to the Loomis Sayles Provident Fund, Loomis Sayles Small Company Growth Fund, Loomis Sayles Small Company Value Fund, Loomis Sayles California Tax Free Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund dated February 1, 2001, the Loomis Sayles Core Fixed Income Fund prospectuses dated February 1, 2001, as revised February 13, 2001, the Loomis Sayles Mid Cap Growth Fund prospectus dated February 28, 2001 and the Loomis Sayles Core Plus Fixed Income Fund prospectus dated May 1, 2001


Effective November 30, 2001, the Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. will serve as principal underwriter of the various funds of the Trust. Loomis Sayles Distributors, L.P. will not receive any fee under this agreement.